UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 31, 2025

PARK-OHIO HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Ohio	000-03134	34-1867219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Boulevard, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440)
947-2000
Not applicable
(Former name or former address, if changed since last report.)

PARK-OHIO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	333-43005-01	34-6520107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Boulevard, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440)
947-2000
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	PKOH	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with
any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.
On July 31, 2025, Park-Ohio Industries, Inc. (the “Issuer”), a wholly owned subsidiary of Park-Ohio Holdings Corp. (the “Company”), and its domestic subsidiaries that guarantee debt under the Seventh Amendment and Restated Credit Agreement, dated April 17, 2017, as amended (the “Revolving Credit Facility”), between the Issuer and JPMorgan Chase Bank, N.A., as administrative agent and a lender, and various financial institutions, as lenders (the “Guarantors”) entered into an indenture (the “Indenture”) with Computershare Trust Company, N.A., as trustee (the “Trustee”) and notes collateral agent, relating to the issuance by the Issuer of $350 million aggregate principal amount of 8.500% Senior Secured Notes due 2030 (the “Notes”).
The Notes were sold on July 31, 2025 in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”), have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
The Notes bear an interest rate of 8.500% per annum and will be payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2026. The Notes mature on August 1, 2030. The Notes are guaranteed on a senior secured basis by the Guarantors. The Notes will be secured by, subject in each case to certain exceptions and permitted liens, (i) a first-priority lien on substantially all of the U.S. equipment (including machinery) of the Issuer and the Guarantors (the “Notes Priority Collateral”) and (ii) a second-priority lien (junior to the Revolving Credit Facility) on substantially all of the U.S. assets of the Issuer and the Guarantors (including the 65% pledge of the foreign equity owned by the Guarantors), other than assets constituting Notes Priority Collateral, securing the Revolving Credit Facility.
The terms of the Notes are governed by the Indenture. The Indenture contains customary covenants that, among other things, limit the Issuer’s and the Guarantors’ abilities to incur additional indebtedness and issue preferred stock, pay dividends, make certain investments, incur liens on assets, enter into sale and leaseback transactions, merge or consolidate with another company, transfer or sell all or substantially all of the Issuer’s assets, and enter into transactions with affiliates. Upon the occurrence of a “change of control,” as defined in the Indenture, the Issuer is required to offer to repurchase the Notes at 101% of the aggregate principal amount thereof, plus any accrued and unpaid interest, if any, to the repurchase date.
The Issuer may redeem the Notes at any time on or after August 1, 2027 at redemption prices of 104.250% and 102.125% of the principal amount thereof if the redemption occurs during the 12-month periods beginning August 1 of the years 2027 and 2028, respectively, and at a redemption price of 100% of the principal amount thereof on and after August 1, 2029, in each case, plus accrued and unpaid interest, if any, to the applicable redemption date. In addition, on or prior to August 1, 2027, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes with net cash proceeds of certain equity offerings of the Issuer or the Company at a redemption price of 108.500% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date. The Issuer may also redeem all or part of the Notes at a redemption price of 100% of the principal amount thereof, plus a “make-whole” premium, on one or more occasions prior to August 1, 2027. In addition, at any time, or from time to time, on or prior to August 1, 2027, the Company may, at its option, redeem during each 12-month period beginning on July 31, 2025 up to 10% of the aggregate principal amount of the notes issued at a redemption price equal to 103% of the aggregate principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.
The Indenture contains customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.
The foregoing description of the Indenture does not purport to be complete, and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 1.01 of this Current Report on Form
8-K
relating to the Indenture is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated July 31, 2025, among Park-Ohio Industries, Inc., the Guarantors (as defined therein) and Computershare Trust Company, N.A., as trustee and notes collateral agent (including Form of Note).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park-Ohio Holdings Corp.
(Registrant)

Dated: July 31, 2025	/s/ Robert D. Vilsack
Robert D. Vilsack
Chief Legal and Administrative Officer, Corporate Secretary

Park-Ohio Industries, Inc.
(Registrant)

Dated: July 31, 2025	/s/ Robert D. Vilsack
Robert D. Vilsack
Chief Legal and Administrative Officer, Corporate Secretary

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